UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 APRIL 12, 2002
                                 (Date of Report
                        Date of earliest event reported)

                           NEWMONT MINING CORPORATION
             (Exact name of registrant as specified in its charter)



        DELAWARE                  1-31240                84-1611629
     (State or other      (Commission File Number)      (IRS Employer
      jurisdiction                                     Identification No.)
    of incorporation)

                               1700 LINCOLN STREET
                             DENVER, COLORADO 80203
          (Address of principal executive offices, including Zip Code)

                                 (303) 863-7414
              (Registrant's telephone number, including area code)



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ITEM 5 - OTHER EVENTS.

      On April 12, 2002 Newmont Mining Corporation ("Newmont") announced that it was calling for redemption all the issued and outstanding shares of Newmont $3.25 Convertible Preferred Stock, par value $5.00 per share ("Convertible Preferred Stock"), as of the close of business on May 15, 2002. Pursuant to the terms of the Convertible Preferred Stock, a Redemption Notice was mailed on April 15, 2002, to all holders of record of the Convertible Preferred
Stock as of that date.  A copy of the Redemption Notice is filed as Exhibit
99.1 to this report and is incorporated herein by reference.



ITEM 7(C) - EXHIBITS.


    99.1      Redemption Notice, dated April 15, 2002.






















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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NEWMONT MINING CORPORATION

Date:  April 16, 2002                    By: /s/ Linda K. Wheeler
                                            -----------------------
                                         Name:  Linda K. Wheeler
                                         Title: Vice President & Controller

















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


                                  EXHIBIT LIST

  Exhibit                          Description
    No.                            -----------
    --

    99.1     Redemption Notice, dated April 15, 2002.

















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